POWER OF ATTORNEY

		Know all by these presents, that the undersigned hereby constitutes
	and appoints each of John R. Sims and Felicia D.
Thornton,  signing singly,
	the undersigned's true and lawful
attorney-in-fact to:

		(1)  execute   for  and  on   behalf  of  the
undersigned,   in  the
			undersigned's  capacity  as a Section  16
reporting  officer  or
			member  of the  Board of  Directors  of
Albertson's,  Inc.  (the
			"Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of
			the Securities Exchange Act of 1934 and the rules thereunder;

		(2) do and perform any and all acts for and on behalf of the
			undersigned  which may be  necessary or
desirable to complete and
			execute  any  such  Form 3, 4, or 5,
complete  and  execute  any
			amendment or amendments  thereto,  and
timely file such form with
			the United  States  Securities  and
Exchange  Commission  and any
			stock exchange or similar authority; and


		(3)  take any other action of any type  whatsoever in connection with
			the foregoing which, in the opinion of such attorney-in-fact, may

			be of benefit to, in the best  interest  of, or legally  required

			by,  the  undersigned,  it being  understood  that the  documents

			executed by such  attorney-in-fact  on behalf of the  undersigned

			pursuant  to this  Power of  Attorney  shall be in such  form and

			shall contain such terms and conditions as such  attorney-in-fact

			may approve in such attorney-in-fact's discretion.

		The
undersigned hereby grants to each such attorney-in-fact full power
	and
authority  to do and  perform  any and every act and thing  whatsoever

	requisite, necessary, or proper to be done in the exercise of any of the
	rights and powers herein granted, as fully to all intents and purposes as
	the undersigned might or could do if personally present, with full power of
	substitution or revocation, hereby ratifying and confirming all that such
	attorney-in-fact, or such attorney-in-fact's substitute or substitutes,
	shall lawfully do or cause to be done by virtue of this power of attorney
	and the rights and powers herein
granted. The undersigned acknowledges that
	the foregoing
attorneys-in-fact, in serving in such capacity at the request
	of the
undersigned,  are not assuming,  nor is the Company assuming, any of
	the
undersigned's  responsibilities  to  comply  with  Section 16  of  the

	Securities Exchange Act of 1934.

		This Power of Attorney shall
remain in full force and effect until the
	undersigned is no longer
required to file Forms 3, 4, and 5 with respect to
	the undersigned's
holdings of and transactions in securities issued by the
	Company,
unless  earlier  revoked by the  undersigned  in a signed writing

	delivered to the foregoing attorneys-in-fact.

		IN WITNESS WHEREOF,
the undersigned has caused this Power of Attorney
	to be executed as of
this 14th day of June, 2004.

										    /s/ Paul T. Gannon

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											    Signature

											   Paul T. Gannon

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